THE HENNESSY
                                  FUNDS, INC.

                               SEMIANNUAL REPORT
                               DECEMBER 31, 2000

                             (HENNESSY FUNDS LOGO)

                                 Hennessy Funds

                            THE HENNESSY FUNDS, INC.
                              The Courtyard Square
                          750 Grant Avenue, Suite 100
                            Novato, California 94945
                                 (415) 899-1555
                                1 (800) 966-4354
                      Email: fundsinfo@hennessy-funds.com
                     Webpage: http://www.hennessy-funds.com
                   Hennessy Leveraged Dogs Fund Symbol: HDOGX
                      Hennessy Balanced Fund Symbol: HBFBX

                                                                   February 2001

Dear Shareholder:

The Year 2000 has come and gone, but what of the aftermatho So much changed with such swiftness this past year. With so many changes that occurred, do you remember the year 2000o Here is a quick quiz:

What comes to mind when I say the word "Survivor"?

   a.  The winner of the 2000 Presidential Election?

   b. A television show broadcast live from a tropical island with tribal councils and a big bonfire?

   c.  Your investment portfolio?

What comes to mind when I say, "Who let the Dogs out"?

   a.  A number 1 song from the Baha Men?

   b.  A question your spouse asks constantly?

   c.  The return of the popular "Dogs of the Dow" Strategy?

If you were like most people, in the beginning of the year you over-weighted your investment into the unsinkable technology ship and ignored those previously under-performing value stocks. By the end of the year you probably wished you had taken the tech stock losses and bet on "dogs" like Phillip Morris.

This return to value fueled last year's returns for the Hennessy Balanced Fund, up 4.96%, and the Hennessy Leveraged Dogs Fund, up 6.86% for the one-year period ended December 31, 2000. During this period, both Funds significantly outperformed the S&P 500 Index and the Dow Jones Industrial Average, which returned -9.10% and -4.72%, respectively. Based on the current economic outlook, we believe value oriented strategies will outpace growth strategies for 2001.

Besides the financial markets, it seemed like everyone and everything was caught up in the hype of 2000. Let us take a look at the year in review:

   a. The Elian Gonzalez story challenged the nation to choose between our belief in democracy and our belief a boy should be with his father.

   b. The Internet met the real world with the merger of AOL and Time Warner and the end of the dot.com mania. Well-known startups like Furniture.com and Pets.com found out that merely starting a website does not guarantee success.

   c.  Priceline.com goes from $104 per share to $1 per share.

   d. Consolidation of the financial industry; Chase bought J.P. Morgan and UBS bought Paine Webber.

   e. Oil prices nearly quadrupled and everyone felt the increase at the pump and in their winter heating bills.

   f.  Madonna got married . . . in a church!

   g.  Hillary Clinton became the first First Lady to take a senate seat.

   h.  The closest Presidential race in history.

   i.  The Alex Rodriguez Texas Rangers contract!

   j.  The Subway series!

   k.  The return of a great one, Mario Lemieux.

   l.  The first person to win the MVP of the NFL and the Superbowl, Kurt
       Warner.

   m. Mel Gibson was the first actor to have three movies gross over $100 million each in one year - Chicken Run, The Patriot, What Women Want.

Looking at 2001, what is an investor to do? I believe that in any market you should look to invest in quality; to invest in companies that you feel will be there over time. Remember, some of the wealthiest people are not active traders. They buy and hold and add to their positions. Too often we forget the fabled story of the tortoise and the hare. Slow and steady wins the race! This is how we manage our funds; we choose quality companies that are selling at a discount. I do not know what 2001 will bring, but I do believe that if you invest in quality, you will be ahead of the game at the end of the day.

Sincerely,

/s/Neil Hennessy

Neil Hennessy
President & Portfolio Manager

Average Annual Total Returns as of December 31, 2000:
-----------------------------------------------------

                                     1 Year         Since Inception
                                     ------         ---------------
                                                    (inception date)
     Hennessy Balanced Fund          4.96%       7.65% (March 8, 1996)
     Hennessy Leveraged Dogs Fund    6.86%       3.60% (July 29, 1998)

Past performance is not an indication of future returns. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance returns assume all dividends and capital gains were reinvested in the Funds, and reflect a fee waiver in effect for the Hennessy Leveraged Dogs Fund. In the absence of such waiver, returns would be reduced.

References to specific securities or industries should not be considered recommendations to buy or sell any securities. Please see the attached Schedule of Investments for the Funds' holdings as of December 31, 2000.

Quasar Distributors, LLC, Distributor.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000 (UNAUDITED)

                                                                                                     HENNESSY
                                                                                HENNESSY            LEVERAGED
                                                                             BALANCED FUND          DOGS FUND
                                                                             -------------          ----------
ASSETS:
Investments, at value (cost $14,910,650 and $3,051,807 respectively)           $15,324,252          $3,239,834
Receivable from Adviser                                                                 --              16,917
Receivable for investment securities sold                                               --             260,259
Income receivable                                                                   23,024               7,732
Receivable for fund shares sold                                                         --               1,000
Organization costs, net of accumulated amortization                                  1,376                  --
Other assets                                                                        10,227               9,237
                                                                               -----------          ----------
     Total Assets                                                               15,358,879           3,534,979
                                                                               -----------          ----------

LIABILITIES:
Payable to Adviser                                                                  10,985                  --
Payable to Custodian                                                                    --              52,437
Payable for fund shares redeemed                                                       980              17,843
Dividends Payable                                                                      699                 560
Reverse repurchase agreement                                                            --             674,511
Accrued expenses and other payables                                                 37,617              22,184
                                                                               -----------          ----------
     Total Liabilities                                                              50,281             767,535
                                                                               -----------          ----------
NET ASSETS                                                                     $15,308,598          $2,767,444
                                                                               -----------          ----------
                                                                               -----------          ----------

NET ASSETS CONSIST OF:
Capital stock                                                                  $14,834,282          $2,974,657
Accumulated undistributed net investment loss                                         (233)               (261)
Accumulated undistributed net realized gains (losses) on investments                60,947            (394,979)
Unrealized net appreciation on investments                                         413,602             188,027
                                                                               -----------          ----------
     Total Net Assets                                                          $15,308,598          $2,767,444
                                                                               -----------          ----------
                                                                               -----------          ----------

Shares authorized ($.0001 par value)                                           100,000,000         100,000,000
Shares issued and outstanding                                                    1,356,653             271,762
Net asset value, offering price and redemption price per share                 $     11.28          $    10.18
                                                                               -----------          ----------
                                                                               -----------          ----------

                     See notes to the financial statements.

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2000 (UNAUDITED)

                                                                                                 HENNESSY
                                                                            HENNESSY            LEVERAGED
                                                                         BALANCED FUND          DOGS FUND
                                                                         -------------          ---------
INVESTMENT INCOME:
     Dividend income                                                       $  126,621            $ 39,565
     Interest income                                                          227,994              46,795
                                                                           ----------            --------
          Total investment income                                             354,615              86,360
                                                                           ----------            --------

EXPENSES:
     Investment advisory fees                                                  47,679               9,497
     Administration fees                                                       15,088              12,605
     Shareholder servicing                                                     14,962               6,733
     Fund accounting fees                                                      14,164              13,344
     Distribution fees                                                         19,866               3,957
     Custody fees                                                               3,677               2,029
     Federal and state registration fees                                        6,736               7,899
     Audit fees                                                                 5,329               2,734
     Legal fees                                                                 8,824               2,494
     Reports to shareholders                                                    2,705                 548
     Amortization of organization costs                                         3,908                  --
     Directors' fees and expenses                                               1,184                 824
     Other                                                                      1,832               2,160
                                                                           ----------            --------
     Total operating expenses before interest expense                         145,954              64,824
     Interest expense                                                              --              27,820
     Less, expense reimbursement                                                   --             (45,830)
                                                                           ----------            --------
          Net expenses                                                        145,954              46,814
                                                                           ----------            --------
NET INVESTMENT INCOME                                                         208,661              39,546
                                                                           ----------            --------

REALIZED AND UNREALIZED GAINS (LOSSES):
     Net realized gains (losses) on investments                               206,197             (51,492)
     Change in unrealized appreciation or depreciation on investments       1,278,911             570,827
                                                                           ----------            --------
          Net gain on investments                                           1,485,108             519,335
                                                                           ----------            --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                                $1,693,769            $558,881
                                                                           ----------            --------
                                                                           ----------            --------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                        HENNESSY BALANCED FUND          HENNESSY LEVERAGED DOGS FUND
                                                   ---------------------------------  ---------------------------------
                                                    SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                                   DECEMBER 31, 2000   JUNE 30, 2000  DECEMBER 31, 2000   JUNE 30, 2000
                                                   -----------------   -------------  -----------------   -------------
                                                      (UNAUDITED)                        (UNAUDITED)
OPERATIONS:
     Net investment income                            $   208,661      $   501,241        $   39,546       $  106,962
     Net realized gains (losses) on investments           206,197          436,091           (51,492)        (341,579)
     Change in unrealized appreciation or
       depreciation on investments                      1,278,911       (3,293,114)          570,827         (732,787)
                                                      -----------      -----------        ----------       ----------
     Net increase (decrease) in net assets
       resulting from operations                        1,693,769       (2,355,782)          558,881         (967,404)
                                                      -----------      -----------        ----------       ----------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                          (209,934)        (501,285)          (39,925)        (106,995)
     From net realized gains                             (161,594)      (1,308,316)               --               --
                                                      -----------      -----------        ----------       ----------
                                                         (371,528)      (1,809,601)          (39,925)        (106,995)
                                                      -----------      -----------        ----------       ----------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares subscribed                      287,422        2,595,617           636,447        1,300,866
     Shares issued to holders in
       reinvestment of dividends                          368,796        1,779,547            38,790          105,301
     Cost of shares redeemed                           (2,749,669)      (8,171,145)       (1,811,728)      (2,369,209)
                                                      -----------      -----------        ----------       ----------
     Net decrease in net assets resulting
       from capital share transactions                 (2,093,451)      (3,795,981)       (1,136,491)        (963,042)
                                                      -----------      -----------        ----------       ----------
TOTAL DECREASE IN NET ASSETS                             (771,210)      (7,961,364)         (617,535)      (2,037,441)

NET ASSETS:
     Beginning of period                               16,079,808       24,041,172         3,384,979        5,422,420
                                                      -----------      -----------        ----------       ----------
     End of period (including undistributed net
       investment income (loss) of ($233), $1,040,
       ($261) and $118, respectively)                 $15,308,598      $16,079,808        $2,767,444       $3,384,979
                                                      -----------      -----------        ----------       ----------
                                                      -----------      -----------        ----------       ----------

CHANGES IN SHARES OUTSTANDING:
     Shares sold                                           26,986          213,863            66,181          129,044
     Shares issued to holders as
       reinvestment of dividends                           33,884          158,111             4,057           11,123
     Shares redeemed                                     (254,910)        (734,650)         (190,990)        (254,453)
                                                      -----------      -----------        ----------       ----------
     Net decrease                                        (194,040)        (362,676)         (120,752)        (114,286)
                                                      -----------      -----------        ----------       ----------
                                                      -----------      -----------        ----------       ----------

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                             HENNESSY BALANCED FUND
                                               -----------------------------------------------------------------------------------
                                               SIX MONTHS ENDED                                               MARCH 8, 1996(1)<F1>
                                                 DECEMBER 31,                YEARS ENDED JUNE 30,                    THROUGH
                                                     2000         2000         1999         1998         1997     JUNE 30, 1996
                                                 ------------    ------       ------       ------       ------   --------------
                                                 (UNAUDITED)
PER SHARE DATA:
   Net asset value, beginning of period             $10.37       $12.56       $12.23       $11.67       $10.18       $10.00

   Income from investment operations:
      Net investment income                           0.15         0.28         0.28         0.29         0.23         0.06
      Net realized and unrealized gains
        (losses) on securities                        1.03        (1.53)        0.83         0.73         1.55         0.12
                                                    ------       ------       ------       ------       ------       ------
        Total from investment operations              1.18        (1.25)        1.11         1.02         1.78         0.18

   Less Distributions:
      Dividends from net investment income           (0.15)       (0.28)       (0.28)       (0.29)       (0.29)          --
      Dividends from realized capital gains          (0.12)       (0.66)       (0.50)       (0.17)          --           --
                                                    ------       ------       ------       ------       ------       ------
        Total distributions                          (0.27)       (0.94)       (0.78)       (0.46)       (0.29)          --
                                                    ------       ------       ------       ------       ------       ------
   Net asset value, end of period                   $11.28       $10.37       $12.56       $12.23       $11.67       $10.18
                                                    ------       ------       ------       ------       ------       ------
                                                    ------       ------       ------       ------       ------       ------

TOTAL RETURN                                        11.43%(2)   (10.40%)       9.61%        8.80%       17.70%        1.80%(2)
                                                          <F2>                                                             <F2>

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands,
     end of period                                 $15,309      $16,080      $24,041      $23,496      $17,639       $6,866
   Ratio of net expenses
     to average net assets:
        Before expense reimbursement                 1.84%(3)     1.61%        1.55%        2.39%        2.48%        4.04%(3)
                                                          <F3>                                                             <F3>
        After expense reimbursement                  1.84%(3)     1.61%        1.55%        1.64%        1.90%        1.90%(3)
                                                          <F3>                                                             <F3>
   Ratio of net investment income
     to average net assets:
        Before expense reimbursement                 2.63%(3)     2.36%        2.28%        1.69%        1.84%        0.85%(3)
                                                          <F3>                                                             <F3>
        After expense reimbursement                  2.63%(3)     2.36%        2.28%        2.44%        2.41%        2.99%(3)
                                                          <F3>                                                             <F3>
   Portfolio turnover rate                          14.25%       31.16%       28.92%       23.24%       20.01%           --(4)<F4>

(1)<F1>   Commencement of operations.
(2)<F2>   Not annualized.
(3)<F3>   Annualized.
(4)<F4> For the period March 8, 1996 through June 30, 1996, there were no sales of securities other than short-term securities which are not factored into this calculation.

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                       HENNESSY LEVERAGED DOGS FUND
                                                                       ------------------------------------------------------------
                                                                                                              JULY 29, 1998 (1)<F5>
                                                                        SIX MONTHS ENDED       YEAR ENDED           THROUGH
                                                                       DECEMBER 31, 2000     JUNE 30, 2000       JUNE 30, 1999
                                                                       -----------------     -------------       -------------
                                                                          (UNAUDITED)
PER SHARE DATA:
     Net asset value, beginning of period                                   $ 8.62              $10.70              $10.00

     Income from investment operations:
        Net investment income                                                 0.13                0.22                0.31
        Net realized and unrealized gains (losses) on securities              1.56               (2.08)               0.70
                                                                            ------              ------              ------
          Total from investment operations                                    1.69               (1.86)               1.01

     Less Distributions:
        Dividends from net investment income                                 (0.13)              (0.22)              (0.31)
        Dividends from realized capital gains                                   --                  --                  --
                                                                            ------              ------              ------
          Total distributions                                                (0.13)              (0.22)              (0.31)
                                                                            ------              ------              ------
     Net asset value, end of period                                         $10.18              $ 8.62              $10.70
                                                                            ------              ------              ------
                                                                            ------              ------              ------

TOTAL RETURN                                                                19.76%(2)<F6>      (17.50%)             10.28%(2)<F6>

SUPPLEMENTAL DATA AND RATIOS:
     Net assets, in thousands, end of period                                $2,767              $3,385              $5,422
     Ratio of net expenses to average net assets:
        Before expense reimbursement                                         4.10%(3)(7)         2.76%(6)            4.35%(3)(4)
                                                                                 <F7><F11>           <F10>               <F7><F8>
        After expense reimbursement                                          1.20%(3)(7)         1.20%(6)              --%(3)(4)
                                                                                 <F7><F11>           <F10>               <F7><F8>
     Ratio of interest expense to average net assets                         1.76%(3)<F7>        1.68%               1.17%(3)<F7>
     Ratio of net investment income to average net assets:
        Before expense reimbursement                                        (0.40%)(3)<F7>       0.56%              (0.90%)(3)<F7>
        After expense reimbursement                                          2.50%(3)<F7>        2.12%               3.45%(3)<F7>
     Portfolio turnover rate                                                11.55%              33.58%                 --%(5)<F9>

(1)<F5>   Commencement of operations.
(2)<F6>   Not annualized.
(3)<F7>   Annualized.
(4)<F8> For the period ended June 30, 1999, the ratio of operating expenses to average net assets excludes interest expense. The ratio before and after expense reimbursement, including interest expense, would be 5.52% and 1.17%, respectively.
(5)<F9> For the period July 29, 1998 through June 30, 1999, there were no sales of securities other than short-term securities which are not factored into this calculation.
(6)<F10> For the period ended June 30, 2000 the ratio of operating expenses to average net assets excludes interest expense. The ratio before and after expense reimbursement, including interest expense, would be 4.44% and 2.88%, respectively.
(7)<F11> For the period ended December 31, 2000 the ratio of operating expenses to average net assets excludes interest expense. The ratio before and after expense reimbursement, including interest expense, would be 5.86% and 2.96%, respectively.

                     See notes to the financial statements.

HENNESSY BALANCED FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000 (UNAUDITED)

  NUMBER
 OF SHARES                                                            VALUE
 ---------                                                            -----
               COMMON STOCKS -- 53.8%

               AUTOMOBILES & TRUCKS -- 3.5%
     10,500    General Motors Corporation                          $   534,844
                                                                   -----------

               BANK & BANK HOLDING COMPANY -- 6.0%
      5,625    J.P. Morgan and Co. Incorporated                        930,938
                                                                   -----------

               CAPITAL GOODS -- 6.1%
     19,700    Caterpillar, Inc.                                       932,056
                                                                   -----------

               CHEMICALS -- 5.0%
     15,900    E. I. du Pont de Nemours and Company                    768,169
                                                                   -----------

               CONSUMER DURABLES -- 3.4%
     13,025    Eastman Kodak Company                                   512,859
                                                                   -----------

               CONSUMER PRODUCTS -- 2.4%
      4,650    Procter & Gamble Company                                364,734
                                                                   -----------

               ENERGY -- 1.5%
      2,625    Exxon Mobil Corporation                                 228,211
                                                                   -----------

               FOOD, BEVERAGE & TOBACCO -- 8.4%
     29,050    Philip Morris Companies, Inc.                         1,278,200
                                                                   -----------

               MANUFACTURING -- 6.6%
      8,375    Minnesota Mining and Manufacturing Company            1,009,188
                                                                   -----------

               PAPER & FOREST PRODUCTS -- 5.7%
     21,525    International Paper Company                             878,489
                                                                   -----------

               TELECOMMUNICATIONS -- 5.2%
     18,000    AT&T Corp.                                              311,625
     10,300    SBC Communications, Inc.                                491,825
                                                                   -----------
                                                                       803,450
                                                                   -----------
               TOTAL COMMON STOCKS (Cost $7,836,589)                 8,241,138
                                                                   -----------

 PRINCIPAL
  AMOUNT
 ---------
               SHORT-TERM INVESTMENTS -- 46.3%

               U.S. GOVERNMENT -- 46.0%

               U.S. Treasury Bills:
 $2,513,000    5.69%, 3/01/01                                        2,489,883
  2,919,000    5.58%, 5/31/01                                        2,852,070
  1,475,000    5.31%, 8/30/01                                        1,423,276
    282,000    5.17%, 11/29/01                                         268,751
                                                                   -----------
                                                                     7,033,980
                                                                   -----------

               VARIABLE RATE DEMAND NOTES#<F12> -- 0.3%
     49,134    American Family Financial Services, Inc., 6.24%          49,134
                                                                   -----------
                                                                        49,134
                                                                   -----------
               TOTAL SHORT-TERM INVESTMENTS (Cost $7,074,061)        7,083,114
                                                                   -----------
               TOTAL INVESTMENTS -- 100.1% (Cost $14,910,650)       15,324,252
                                                                   -----------
               Other Liabilities and Assets, Net -- (0.1%)             (15,654)
                                                                   -----------
               NET ASSETS -- 100.0%                                $15,308,598
                                                                   -----------
                                                                   -----------

#<F12> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2000.

                     See notes to the financial statements.

HENNESSY LEVERAGED DOGS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000 (UNAUDITED)

  NUMBER
 OF SHARES                                                            VALUE
 ---------                                                            -----
               COMMON STOCKS -- 75.6%

               AUTOMOBILES & TRUCKS -- 4.0%
      2,175    General Motors Corporation                           $  110,789
                                                                    ----------

               BANK & BANK HOLDING COMPANY -- 9.4%
      1,575    J.P. Morgan and Co. Incorporated                        260,663
                                                                    ----------

               CAPITAL GOODS -- 8.1%
      4,700    Caterpillar, Inc.                                       222,369
                                                                    ----------

               CHEMICALS -- 5.5%
      3,150    E. I. du Pont de Nemours and Company                    152,184
                                                                    ----------

               CONSUMER DURABLES -- 4.3%
      3,025    Eastman Kodak Company                                   119,109
                                                                    ----------

               CONSUMER PRODUCTS -- 1.1%
        400    Procter & Gamble Company                                 31,375
                                                                    ----------

               ENERGY -- 5.1%
      1,610    Exxon Mobil Corporation                                 139,969
                                                                    ----------

               FOOD, BEVERAGE & TOBACCO -- 14.9%
      9,375    Philip Morris Companies, Inc.                           412,500
                                                                    ----------

               MANUFACTURING -- 9.1%
      2,075    Minnesota Mining and Manufacturing Company              250,038
                                                                    ----------

               PAPER & FOREST PRODUCTS -- 6.2%
      4,225    International Paper Company                             172,433
                                                                    ----------

               TELECOMMUNICATIONS -- 7.9%
      2,000    AT&T Corp.                                               34,625
      3,875    SBC Communications, Inc                                 185,031
                                                                    ----------
                                                                       219,656
                                                                    ----------
               TOTAL COMMON STOCKS (Cost $1,903,058)                 2,091,085
                                                                    ----------

 PRINCIPAL
  AMOUNT
 ---------
               SHORT-TERM INVESTMENTS -- 41.5%

               U.S. GOVERNMENT -- 41.5%

               U.S. Treasury Bills:
 $1,152,000    6.06%, 1/18/01*<F13>                                  1,148,749
                                                                    ----------
               TOTAL SHORT-TERM INVESTMENTS (Cost $1,148,749)        1,148,749
                                                                    ----------
               TOTAL INVESTMENTS -- 117.1% (Cost $3,051,807)         3,239,834
                                                                    ----------
               Other Liabilities and Assets, Net -- (17.1%)           (472,390)
                                                                    ----------
               NET ASSETS -- 100.0%                                 $2,767,444
                                                                    ----------
                                                                    ----------

*<F13> Collateral or partial collateral for securities sold subject to repurchase.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2000 (UNAUDITED)

1).  ORGANIZATION

     The Hennessy Funds, Inc., organized as a Maryland corporation on January 11, 1996, consists of two separate portfolios: The Hennessy Funds, Inc. --
Hennessy Balanced Fund (the "Balanced Fund") and   The Hennessy Funds, Inc. --
Hennessy Leveraged Dogs Fund (the "Leveraged Dogs Fund"). Both funds are open-end, non-diversified companies registered under the Investment Company Act of 1940, as amended. The investment objectives and organization costs of The Hennessy Funds, Inc. are set forth below.

     The objectives of the Hennessy Balanced Fund are capital appreciation and current income. The investment strategy involves investing approximately one half of the portfolio's assets in one-year Treasury Bills and the other half in the top ten dividend yielding stocks of the Dow Jones Industrial Average. Bi-monthly, the Balanced Fund will determine the ten highest yielding common stocks in the Dow Jones Industrial Average. All purchases of common stocks following such determination, until the next determination, will be of the ten highest yielding common stocks so determined. The Balanced Fund intends to hold any common stock purchased for approximately one year, including common stocks that are no longer one of the ten highest yielding common stocks in the Dow Jones Industrial Average.

     Between the date of organization and the commencement of investment operations on March 8, 1996, the Balanced Fund had no operations other than incurring organizational expenses. These costs aggregated $38,758 and are being amortized over the period of benefit, but not to exceed sixty months from the date the Balanced Fund commenced investment operations.

     The Leveraged Dogs Fund's investment objective is to achieve total return that in the long run will exceed that of the Dow Jones Industrial Average (the "DJIA"). The investment strategy involves borrowing money for investment purposes, and investing approximately one half of the portfolio's assets, including proceeds from borrowing, in one-year Treasury Bills and the other half in the top ten dividend yielding stocks of the DJIA. Bi-monthly, the Leveraged Dogs Fund will determine the ten highest yielding common stocks in the DJIA.
All purchases of common stocks following such determination, until the next determination, will be of the ten highest yielding common stocks so determined. The Leveraged Dogs Fund intends to hold any common stock purchased for approximately one year, including common stocks that are no longer one of the ten highest yielding common stocks in the DJIA.

2).  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

a). Investment Valuation -- Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day and debt securities are valued at the most recent bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

b). Federal Income Taxes -- Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareowners and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of wash sales treatment for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes.

c). Income and Expenses -- Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareowner service fees.

d). Distributions to Shareowners -- Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually.

e). Security Transactions -- Investment and shareowner transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.

f). Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from from those estimates.

3).  REVERSE REPURCHASE AGREEMENTS

     The Leveraged Dogs Fund has entered into reverse repurchase agreements with Paine Webber, Inc., under which the Leveraged Dogs Fund sells securities and agrees to repurchase them at a mutually agreed upon price. For the period ended December 31, 2000, the average daily balance and average interest rate in effect for reverse repurchase agreements was $838,500 and 6.64%, respectively. At December 31, 2000, the interest rate in effect for the outstanding reverse repurchase agreement, scheduled to mature on January 18, 2001, is 6.60% and represented 19% of the Leveraged Dogs Fund's total assets.

4).  INVESTMENT TRANSACTIONS

     During the periods ended December 31, 2000, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                    HENNESSY            HENNESSY
                                    BALANCED           LEVERAGED
                                      FUND             DOGS FUND
                                    --------           ---------
     Purchases                     $1,145,320          $  272,127
     Sales                         $2,039,568          $1,136,348

The following balances for the Funds are as of December 31, 2000:

                                    HENNESSY            HENNESSY
                                    BALANCED           LEVERAGED
                                      FUND             DOGS FUND
                                    --------           ---------
     Cost for federal
       income tax purposes        $14,982,251          $3,097,374
     Net tax unrealized
       appreciation                   342,001             142,460
     Tax basis gross
       unrealized
       appreciation                 1,266,791             345,534
     Tax basis gross
       unrealized
       depreciation                  (924,790)           (203,074)

     The Leveraged Dogs Fund realized on a tax basis, post-October losses through June 30, 2000 of $343,487 which are not recognized for tax purposes until the first day of the following fiscal year.

5).  INVESTMENT ADVISORY AND OTHER
     AGREEMENTS

     The Balanced Fund has entered into an investment advisory agreement with The Hennessy Management Co., L.P. (the "Balanced Fund Adviser"). The Balanced Fund Adviser is a California limited partnership organized on October 24, 1995, for the purpose of becoming the Balanced Fund's investment adviser. The Leveraged Dogs Fund has entered into an investment advisory agreement with The Hennessy Management Co. 2, L.P. (the "Leveraged Dogs Fund Adviser"). The Leveraged Dogs Adviser is a California limited partnership organized on February 2, 1998, for the purpose of becoming the Leveraged Dogs Fund's investment adviser. The general partner of both Advisers is Edward J. Hennessy, Incorporated ("Hennessy"). Hennessy is a registered investment adviser and during the period ending December 31, 2000 was a registered broker-dealer. Edward J. Hennessy received commissions of $802 and $111 for transactions related to the purchase and sales of securities held by the Balanced Fund and Leveraged Dogs Fund, respectively, for the period ending December 31, 2000. Hennessy was organized in 1989 and is controlled by Neil J. Hennessy, who is a director and the president of Hennessy.

     Pursuant to the Advisory Agreements, the Balanced Fund Adviser and Leveraged Dogs Fund Adviser are entitled to receive a fee, calculated daily and payable monthly, at an annual rate not to exceed 0.60% of each Funds' average daily net assets.

     The Funds have adopted a plan pursuant to Rule 12b-1 which authorizes payments in connection with the distribution of Fund shares at an annual rate not to exceed 0.25% of each Fund's average daily net assets. Amounts paid under the Plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners and the printing and mailing of sales literature.

     For the period ending December 31, 2000, the investment adviser to the Leveraged Dogs Fund reimbursed the Leveraged Dogs Fund to the extent necessary to insure that "Other Expenses" less "Interest Expense" did not exceed 0.35% and "Total Annual Fund Operating Expenses" less "Interest Expense" did not exceed 1.20%.

     Firstar Bank, N.A. serves as custodian for the Funds. Firstar Mutual Fund Services, LLC serves as transfer agent, dividend disbursing agent, administrator and accounting services agent for the Funds.

INVESTMENT ADVISERS
   The Hennessy Management Co., L.P.
   The Courtyard Square
   750 Grant Avenue, Suite 100
   Novato, CA 94945

   The Hennessy Management Co. 2, L.P.
   The Courtyard Square
   750 Grant Avenue, Suite 100
   Novato, CA 94945

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT & SHAREHOLDER SERVICING AGENT
   Firstar Mutual Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950

CUSTODIAN
   Firstar Bank, N.A.
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950

DIRECTORS
   Neil J. Hennessy
   Brian A. Hennessy
   Robert T. Doyle
   Rodger D. Offenbach
   J. Dennis DeSousa

COUNSEL
   Foley & Lardner
   777 East Wisconsin Avenue
   Milwaukee, WI 53202-5367

INDEPENDENT AUDITORS
   KPMG LLP
   303 East Wacker Drive
   Chicago, Illinois 60601

DISTRIBUTOR
   Quasar Distributors, LLC
   615 East Michigan Street
   Milwaukee, WI  53202

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.